Exhibit 10.1
June 18, 2004

LONG TERM STOCK INCENTIVE PLAN

          1.     Purpose. The purpose of the Graco Inc. Long Term Stock Incentive Plan (the “Plan”) is to further the growth in earnings and market appreciation of Graco Inc. (the “Company”). The Plan provides substantial contributions to the Company through ability, performance, industry and invention. The Company intends that the Plan will thereby facilitate securing, retaining and motivating officers and key employees of high caliber and good potential.

          2.     Administration. The Plan shall be administered by a committee (the “Committee”) selected by the Board of Directors of the Company (the “Board”). The Committee shall consist of two or more members who are members of the Board and who are “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), which term “Non-Employee Director” is defined in this paragraph for purposes of describing the members of the Committee only and is not intended to define such term as it may be used elsewhere in the Plan. The Committee may delegate to one or more officers of the Company or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine to grant awards to employees of the Company who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

        The Committee shall have full and final authority, in its discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of award to be made and the amount, size, terms and conditions of each such award; to determine and establish additional terms and conditions not inconsistent with the Plan and for any agreements entered into with participants in connection with the Plan; to determine the time when awards will be granted and when rights may be exercised, which may be after termination of employment; and to make all other determinations necessary or advisable for the administration of the Plan.

        The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The granting of a stock option or restricted stock award pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and, in the case of a restricted stock award, by the employee to whom such right is granted. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

          3.     Participants. Persons eligible to participate in the Plan shall be those officers and key employees of the Company or its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Company or its subsidiaries. Directors of the Company who are not otherwise salaried employees of the Company shall not be eligible to receive awards under the Plan. For the purpose of awards of incentive stock options (as hereinafter defined) made under the Plan, the term “subsidiary” shall have the meaning given to it by Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”). For the purpose of all other awards made under the Plan, the term “subsidiary” shall have the meaning given to it by Rule 405 promulgated under the Securities Act of 1933, as amended. References to “the Company” in this Plan or in any option or other award granted pursuant to the Plan shall be deemed references to a subsidiary if appropriate.

          4.     Awards under the Plan. Awards by the Committee under the Plan may be in the form of stock options intended to qualify as “incentive stock options” under the provision of Section 422 of the Code, stock options which do not qualify for special tax treatment under Section 422, restricted stock and other stock awards pursuant to such bonus and incentive plans as the Committee may deem appropriate.

                   4.1 Award Limitation. In any calendar year beginning with January 31, 1997, the Committee may not award stock options or stock appreciation rights on more than 300,000 Shares in the aggregate to any Participant who is an employee of the Company at the time of such award. This award limit may be adjusted in accordance with the provisions of Section 15. This limitation is intended to qualify the award of options and stock appreciation rights as performance-based compensation within the meaning of Section 162(m) of the Code.

          5.     Shares Subject to Plan. The shares that may be issued under the Plan shall not exceed in the aggregate 5,212,500 common shares, $1.00 par value, of the Company. Except as otherwise provided herein, any shares subject to an option or right or other awards which for any reason expires or terminates without issuance or final vesting of such shares shall again be available under the Plan. No fractional shares shall be issued under the Plan.

          6.     Stock Options. Stock options shall be evidenced by stock option agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions.

                   6.1.     Option Price. The purchase price per common share deliverable upon the exercise of an option shall not be less than 100% of the fair market value of the stock on the day the option is granted, as determined by the Committee.

                   6.2.     Exercise of Option. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the participant, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the option period shall not end later than ten years after the date of the grant of the option.

                   6.3.     Payment of Shares. An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise or, at the discretion of the Committee, pursuant to any arrangements satisfactory to the Committee which provide that the Company will be paid at the time the shares are delivered to the optionee or his designee. Payment shall be made either in cash (including check, bank draft or money order) or, at the discretion of the Committee, (i) by delivering the Company’s common shares already owned by the optionee having a fair market value equal to the full purchase price of the shares, or (ii) a combination of cash and such shares.

                   6.4.     Special Rule for Incentive Stock Options. The aggregate fair market value (determined as of the time the option is granted) of the common shares with respect to which all incentive stock options granted after January 1, 1987 are exercisable for the first time by any individual during any calendar year (under all option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

          7.     Restricted Stock Awards. Restricted stock awards shall be evidenced by restricted stock agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions.

                   7.1.     Restriction Period. Shares awarded pursuant to restricted stock awards shall be subject to such conditions, terms and restrictions (including continued employment, achievement of performance targets, forfeiture and transfer) and for such period or periods as shall be determined by the Committee. The Committee shall have the power, in its discretion, to permit an acceleration of the expiration of the applicable restriction period with respect to any part of all of the shares awarded to a participant.

                   7.2     Restrictions Upon Transfer. The common shares subject to an award, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such shares, but a participant shall have all the other rights of a stockholder, including the right to receive cash dividends and the right to vote such shares, until such time as the restrictions have lapsed or the shares have been forfeited.

                   7.3     Certificates. Each certificate issued in respect of common shares awarded to a participant shall be deposited with the Company, or its designee, and shall bear an appropriate legend noting the existence of restrictions upon the transfer of such Common Stock.

                   7.4     Lapse of Restrictions. The agreement governing the awards shall specify the conditions and terms upon which any restrictions upon shares awarded under the Plan shall lapse, as determined by the Committee. Upon lapse of such restrictions, common shares free of any restrictive legend, other than as may be required under Section 9 hereof, shall be issued and delivered to the participant of his legal representative.

          8.     Fair Market Value. The fair market value of a share of the Company’s common stock is the last sale price reported on the composite tape by the New York Stock Exchange on the business day immediately preceding the date as of which fair market value is being determined or, if there were no sales of shares of the Company’s common stock reported on the composite tape on such day, on the most recently preceding day on which there were sales, or if the shares of the Company’s stock are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Board or its delegate to be the fair market value of a share on such day.

          9.     General Restrictions. Each award under the Plan shall be subject to the requirement that, if at anytime the Committee shall determine that (a) the listing, registration or qualification of the common shares subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an award with respect to the disposition of common shares, is necessary or desirable in connection with, the granting of such award or the issue or purchase of common shares thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall agree, as a condition of receiving any award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Company is required by any applicable law, ruling or regulation.

          10.     Rights of a Shareholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until, either (i) an entry reflecting the issuance of the common shares to the recipient is made on the books of the Company (or its transfer agent), or (ii) a certificate or certificates representing the common shares is delivered to the recipient.

          11.     Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or its subsidiaries, or affect any right which the Company or such subsidiaries may have to terminate the employment of the participant.

          12.     Withholding.

                   12.1.     Payment of Withholding Taxes. Whenever the Company proposes or is required to issue or transfer common shares under the Plan, the Company shall have the right to require the recipient to remit to the Company, or provide indemnification satisfactory to the Company for, an amount sufficient to satisfy any federal, state or local withholding tax requirements before an entry is made in the books of the Company (or its transfer agent) reflecting the issuance of the common shares or any certificate or certificates representing such shares is delivered to the recipient.

                   12.2.     Use of Common Shares to Satisfy Tax Obligation. In order to assist an optionee or grantee in paying all federal, state and local taxes to be withheld or collected upon exercise of an option or the grant of a stock award or the lapse of restrictions relating to a restricted stock award hereunder, the Committee in its sole discretion and subject to such rules as it may adopt, may permit the optionee or grantee to satisfy such tax obligation, in whole or in part, by (i) electing to have the Company withhold common shares otherwise to be delivered with a fair market value equal to the amount of such tax obligation, or (ii) electing to surrender to the Company previously owned common shares with a fair market value equal to the amount of such tax obligation. The election must be made on or before the date that the amount of tax to be withheld is determined.

          13.     Non-Assignability. No award under the Plan shall be assignable or transferable by the participant except by will or by laws of descent and distribution. During the life of a participant, such award shall be exercisable only by the participant or by the participant’s guardian or legal representative.

          14.     Non-Uniform Determinations. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of awards and the agreements evidencing the awards, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan whether or not such persons are similarly situated.

          15.     Adjustments in Shares. In the event of any change in the outstanding common shares of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or otherwise, the Board shall adjust the number of shares which may be issued under the Plan and the Board shall provide for an equitable adjustment of any shares issuable pursuant to awards outstanding under the Plan.

          16.     Adoption, Amendment and Termination.

                   16.1.     Adoption. This Plan was originally adopted in February 1982 as the Graco Inc. Incentive Stock Option Plan. The Plan was amended and restated as the Graco Inc. Long Term Stock Incentive Plan by the Board of Directors on March 4, 1988 and was further amended by the Board on December 13, 1991, February 21, 1992, February 23, 1996 and May 7, 1996, which amendments requiring shareholder approval were approved by the shareholders on May 5, 1992 and May 7, 1996, respectively.

                   16.2     Amendment. The Board may amend, suspend, or terminate the Plan at any time, but without shareholder approval, no amendment shall materially increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to Section 15 hereof), materially increase the benefits accruing to participants under the Plan, materially modify the requirements as to eligibility for participation, or extend the term of the Plan.

                   16.3.     Termination. Unless the Plan shall have been discontinued at an earlier date, the Plan shall terminate on December 13, 2001. No option, restricted stock award or stock awards may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any award theretofore granted.